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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          November 30, 2004
                                                  ------------------------------

                          Amcast Industrial Corporation
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)

        Ohio                               001-9967                 31-0258080
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(State or other jurisdiction of           (Commission             (IRS Employer
incorporation)                            File Number)       Identification No.)


 7887 Washington Village Drive, Dayton, Ohio                            33418
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(Address of principal executive offices)                              (Zip code)

                                 (937) 291-7000
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               (Registrant's telephone number including area code)

                                 Not applicable
               ---------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS.

On November 30, 2004, we issued a press release announcing that we and certain of our subsidiaries have filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In view of the Chapter 11 filings described above, we have also determined to postpone our Annual Meeting of Shareholders that was scheduled for December 15, 2004, until further notice.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     Press Release issued by Amcast Industrial Corporation on November 30,
         2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Amcast Industrial Corporation


Date: November 30, 2004                  By  /s/ Richard A. Smith
      -----------------                     ------------------------------------
                                                 Vice President, Finance and
                                                 Chief Financial Officer